EXHIBIT 7(c)
                             REINSURANCE AGREEMENT

[THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN TERMS IN THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH AN ASTERISK [*] AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PUSRSUANT TO A CONFIDENTIAL TREATMENT REQUEST.]

                               Amendment No. 9 to

       Automatic Reinsurance Agreement No. 2001-36, Dated January 1, 2001

                                    between

                        AMERITAS LIFE INSURANCE COMPANY
                                (CEDING COMPANY)

                                      and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective as noted below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     Schedule B, Investment Funds, is hereby replaced by the attached revised Schedule B, to document fund revisions and additions as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

AMERITAS VARIABLE LIFE INSURANCE COMPANY

By:     /s/  Russell J. Wiltgen                       Date: 9/3/09
        ---------------------------------------------       ------
             Russell J. Wiltgen, Vice President - Individual Annuity
             Product Management

Attest: /s/  Ronald L. Kuehn
        ---------------------------------------------
             Ronald L. Kuehn, 2nd Vice President & Associate Actuary


AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:     /s/  Albert Zlogar                            Date: 8/28/09
        ---------------------------------------------       -------
             Albert Zlogar, Senior Vice President & Chief Actuary

Attest: /s/  Julie Cornely
        ---------------------------------------------
             Julie Cornely, Assistant Vice President

                                   Schedule B

                                Investment Funds
--------------------------------------------------------------------------------
                           FUNDS AND STATUS CHANGES
--------------------------------------------------------------------------------
AIM FUNDS (NAME CHANGED 5/1/04; FORMERLY INVESCO FUNDS)
     AIM V.I. Dynamics, Series I (new name as of 5/1/05)
     AIM V.I. Global Real Estate (added 5/1/09)
     AIM V.I. International Growth, Series I (added 5/1/08)
--------------------------------------------------------------------------------
ALGER - 0 CLASS (CHANGED TO 0 CLASS AS OF 5/1/04)
     American Balanced
--------------------------------------------------------------------------------
AMERICAN CENTURY
     VP Income & Growth
     VP Mid Cap Value Fund, Class I  (added 5/1/08)
--------------------------------------------------------------------------------
AMERITAS PORTFOLIOS
     Core Strategies (added 11/1/03)
     Focused MidCap Value (name changed 5/1/06; formerly Select)
     MidCap Growth
     Money Market
     Small Capitalization
     Small Company Equity Fund (name changed 4/1/06; formerly Micro Cap)
--------------------------------------------------------------------------------
CALVERT SOCIAL
     Income (added 5/1/02)
     Social Balanced
     Social Equity (added 5/1/02)
     Social International Equity
     Social Mid Cap Growth (closed to new money 5/1/08)
     Social Small Cap Growth (closed 9/26/07)
--------------------------------------------------------------------------------
DREYFUS
     Dreyfus MidCap Stock Portfolio - Service Shares (added 11/1/021
--------------------------------------------------------------------------------
DWS
     Dreman Small Mid Value VIP, Class A (added 5/1/08)
     Global Thematic VIP, Class A (added 5/1/08)
--------------------------------------------------------------------------------
FIDELITY - SERVICE CLASS 2
     Asset Manager
     Asset Manager: Growth
     Contrafund
     Equity-Income
     Growth
     High Income
     Investment Grade Bond
     Mid Cap (added 5/1/09)
     Overseas
--------------------------------------------------------------------------------
MFS
     Strategic income - Initial Class (Initial Class added to name 11/1/05; name changed 5/1/02; formerly Global Governments)
     New Discovery - Initial Class (Initial Class added to name 11/1/05) Research International - Initial Class (added 5/1/08)
     Total Return, Initial Class  (added 5/1/08)
     Utilities - Initial Class (Initial Class added to name 11/1/05)
--------------------------------------------------------------------------------
NEUBERGER BERMAN
     AMT Regency, Class I (added 5/1/08)
--------------------------------------------------------------------------------
PIMCO VIT ADMINISTRATIVE CLASS
     Total Return (added 5/1/09)
--------------------------------------------------------------------------------

                                   Schedule B

                                Investment Funds
--------------------------------------------------------------------------------
                            FUNDS AND STATUS CHANGES
--------------------------------------------------------------------------------
SUMMIT SERIES (PINNACLE REMOVED FROM NAME 5/1/06)
     Inflation Protected Plus  (added 5/1/08)
     International Index  (added 5/1/08)
     Lifestyle ETF Market Strategy Aggressive  (added 5/1/08)
     Lifestyle ETF Market Strategy Conservative  (added 5/1/08)
     Lifestyle ETF Market Strategy Target  (added 5/1/08)
     Nasdaq-100 Index
     Natural Resources  (added 5/1/08)
     Russell 2000 Small Cap Index
     S & P Mid Cap 400 Index
     S & P 500 Index (added 12/12/08)
     Zenith (added 12/12/08)
--------------------------------------------------------------------------------
THIRD AVENUE
     Third Avenue Value
--------------------------------------------------------------------------------
T. ROWE PRICE
     Blue Chip Growth II (added 5/1/08)
--------------------------------------------------------------------------------
VAN KAMPEN (FORMERLY MORGAN STANLEY)
     (Van Kampen now represents Morgan Stanley for Institutional Investors, as of 5/1/02.)

     Emerging Markets Equity - Class I (formerly Emerging Markets Equity; name changed 5/1/03)
     Global Value Equity - Class I (formerly Global Equity; name changed 5/1/03) International Magnum - Class I (formerly International Magnum; name changed
          5/1/03)
     U.S. Real Estate - Class I (formerly U.S. Real Estate; name changed 5/1/03)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   CLOSED OR MERGED FUNDS (NO LONGER OFFERED)
--------------------------------------------------------------------------------
AMERITAS PORTFOLIOS
     Emerging Growth (MFS Co.) (merged into Core Strategies, 11/1/03)
     Growth with Income (MFS Co.) (merged into Core Strategies, 11/1/03)
     Income & Growth (closed 12/12/08, and funds moved to Summit Zenith)
     Index 500 (closed 12/12/08, and funds moved to Summit S & P 500 Index) Research (MFS Co.) (merged into Core Strategies, 11/1/03)
     Growth (Fred Alger) (closed and substituted 11/1/05 into Ameritas VIT
          Income & Growth)
ALGER
     American Leveraged AllCap (closed and substituted 11/1/05 into Ameritas VIT
          Income & Growth)
SALOMON BROTHERS
     Variable All Cap (closed and substituted 11/1/05 into Ameritas VIT Income &
          Growth; formerly Variable Capital; name changed 5/1/03)
SUMMIT SERIES
     Bond Portfolio (closed 12/12/08, and funds moved to CVS Income; added
          5/1/08)
--------------------------------------------------------------------------------

                               Amendment No. 8 to

       Automatic Reinsurance Agreement No. 2001-36, Dated January 1, 2001

                                    between

                        AMERITAS LIFE INSURANCE COMPANY
                                (CEDING COMPANY)

                                      and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective as noted below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     Schedule B, Investment Funds, is hereby replaced by the attached revised Schedule B, to document fund revisions and additions as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

AMERITAS LIFE INSURANCE COMPANY

By:     /s/ Russell J. Wiltgen                       Date: 12/23/08
    ---------------------------------------------         ----------
      Russell J. Wiltgen, Vice President - Individual Annuity Product Management

Attest: /s/ Ronald L. Kuehn
       -------------------------------------------------------
       Ronald L. Kuehn, 2nd Vice President & Associate Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:    /s/ Keith E. Floman                           Date: 12/10/2008
    ---------------------------------------------         -----------
      Keith E. Floman, Senior Vice President & Chief Actuary

Attest: /s/ Julia Cornely
        ------------------------------------------------------
        Julia Cornely, Assistant Vice President

                                             Schedule B

                                          Investment Funds
---------------------------------------------------------------------------------------------------------
                                      Funds and Status Changes
---------------------------------------------------------------------------------------------------------
AIM FUNDS (NAME CHANGED 5/1/04; FORMERLY INVESCO FUNDS)
     AIM V.I. Dynamics, Series I (new name as of 5/1/05)
     AIM V.I. International Growth, Series I (added 5/1/08)
---------------------------------------------------------------------------------------------------------
ALGER - O CLASS (CHANGED TO O CLASS AS OF 5/1/04)
     American Balanced
---------------------------------------------------------------------------------------------------------
AMERICAN CENTURY
     VP Income & Growth
     VP Mid Cap Value Fund, Class I (added 5/1/08)
---------------------------------------------------------------------------------------------------------
AMERITAS PORTFOLIOS
     Core Strategies (added 11/1/03)
     Focused MidCap Value (name changed 5/1/06; formerly Select)
     MidCap Growth
     Money Market
     Small Capitalization
     Small Company Equity Fund (name changed 4/1/06; formerly Micro Cap)
---------------------------------------------------------------------------------------------------------
CALVERT SOCIAL
     Income (added 5/1/02)
     Social Balanced
     Social Equity (added 5/1/02)
     Social International Equity
     Social Mid Cap Growth (closed to new money 5/1/08)
     Social Small Cap Growth
---------------------------------------------------------------------------------------------------------
DREYFUS
     Dreyfus MidCap Stock Portfolio - Service Shares (added 11/1/02)
---------------------------------------------------------------------------------------------------------
DWS
     Dreman Small Mid Value VIP, Class A (added 5/1/08)
     Global Thematic VIP, Class A (added 5/1/08)
---------------------------------------------------------------------------------------------------------
FIDELITY - SERVICE CLASS 2
     VIP Asset Manager
     VIP Asset Manager: Growth
     VIP Contrafund
     VIP Equity-Income
     VIP Growth
     VIP High Income
     VIP Investment Grade Bond
     VIP Overseas
---------------------------------------------------------------------------------------------------------
MFS
     Strategic Income - Initial Class (Initial Class added to name 11/1/05; name changed 5/1/02; formerly
        Global Governments)
     New Discovery - Initial Class (Initial Class added to name 11/1/05)
     Research International - Initial Class (added 5/1/08)
     Total Return, Initial Class (added 5/1/08)
     Utilities - Initial Class (Initial Class added to name 11/1/05)
---------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN
     AMT Regency, Class I (added 5/1/08)
---------------------------------------------------------------------------------------------------------

                                             Schedule B

                                          Investment Funds

---------------------------------------------------------------------------------------------------------
                                      Funds and Status Changes
---------------------------------------------------------------------------------------------------------
SUMMIT SERIES (PINNACLE REMOVED FROM NAME 5/1/06)
     Inflation Protected Plus (added 5/1/08)
     International Index (added 5/1/08)
     Lifestyle ETF Market Strategy Aggressive (added 5/1/08)
     Lifestyle ETF Market Strategy Conservative (added 5/1/08)
     Lifestyle ETF Market Strategy Target (added 5/1/08)
     Nasdaq-100 Index
     Natural Resources (added 5/1/08)
     Russell 2000 Small Cap Index
     S & P Mid Cap 400 Index
     S & P 500 Index (added 12/12/08)
     Zenith (added 12/12/08)
---------------------------------------------------------------------------------------------------------
THIRD AVENUE
     Third Avenue Value
---------------------------------------------------------------------------------------------------------
T. ROWE PRICE
     Blue Chip Growth II (added 5/1/08)
---------------------------------------------------------------------------------------------------------
VAN KAMPEN (FORMERLY MORGAN STANLEY)
     (Van Kampen now represents Morgan Stanley for institutional investors, as of 5/1/02.)

     Emerging Markets Equity - Class I (formerly Emerging Markets Equity; name changed 5/1/03)
     Global Value Equity - Class I (formerly Global Equity; name changed 5/1/03)
     International Magnum - Class I (formerly International Magnum; name changed 5/1/03)
     U.S. Real Estate - Class I (formerly U.S. Real Estate; name changed 5/1/03)
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                             Closed or Merged Funds (no longer offered)
---------------------------------------------------------------------------------------------------------
AMERITAS PORTFOLIOS
     Emerging Growth (MFS Co.) (merged into Core Strategies, 11/1/03)
     Growth with Income (MFS Co.) (merged into Core Strategies, 11/1/03)
     Income & Growth (closed 12/12/08, and funds moved to Summit Zenith)
     Index 500 (closed 12/12/08, and funds moved to Summit S & P 500 Index)
     Research (MFS Co.) (merged into Core Strategies, 11/1/03)
     Growth (Fred Alger) (closed and substituted 11/1/05 into Ameritas VIT Income & Growth)
ALGER
     American Leveraged AllCap (closed and substituted 11/1/05 into Ameritas VIT Income & Growth)
SALOMON BROTHERS
     Variable All Cap (closed and substituted 11/1/05 into Ameritas VIT Income & Growth; formerly
       Variable Capital; name changed 5/1/03)
SUMMIT SERIES
     Bond Portfolio (closed 12/12/08, and funds moved to CVS Income; added 5/1/08)
---------------------------------------------------------------------------------------------------------

                               Amendment No. 7 to

       Automatic Reinsurance Agreement No. 2001-36, Dated January 1, 2001

                                    between

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                (CEDING COMPANY)

                                      and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective as noted below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     Schedule B, Investment Funds, is hereby replaced by the attached revised Schedule B, to document fund revisions and additions as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

AMERITAS VARIABLE LIFE INSURANCE COMPANY

By:     /s/  Russell J. Wiltgen                       Date: 9/1/08
        ---------------------------------------------       ------
             Russell J. Wiltgen, Vice President - Individual Annuity
             Product Management

Attest: /s/  Ronald L. Kuehn
        ---------------------------------------------
             Ronald L. Kuehn, 2nd Vice President & Associate Actuary


AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:     /s/  Keith E. Floman                          Date: 8/21/08
        ---------------------------------------------       -------
             Keith E. Floman, Senior Vice President & Chief Actuary

Attest: /s/  Julie Cornely
        ---------------------------------------------
             Julie Cornely, Assistant Vice President

                                   Schedule B

                                Investment Funds

--------------------------------------------------------------------------------
                            Funds and Status Changes
--------------------------------------------------------------------------------
AIM FUNDS (NAME CHANGED 5/1/04; FORMERLY INVESCO FUNDS)
     AIM V.I. Dynamics, Series I (new name as of 5/1/05)
     AIM V.I. International Growth, Series I (added 5/1/08)
--------------------------------------------------------------------------------
ALGER - 0 CLASS (CHANGED TO 0 CLASS AS OF 5/1/04)
     American Balanced
--------------------------------------------------------------------------------
AMERICAN CENTURY
     VP Income & Growth
     VP Mid Cap Value Fund, Class I  (added 5/1/08)
--------------------------------------------------------------------------------
AMERITAS PORTFOLIOS
     Core Strategies (added 11/1/03)
     Focused MidCap Value (name changed 5/1/06; formerly Select)
     Income & Growth
     Index 500
     MidCap Growth
     Money Market
     Small Capitalization
     Small Company Equity Fund  (name changed 4/1/06; formerly Micro Cap)
--------------------------------------------------------------------------------
CALVERT SOCIAL
     Income (added 5/1/02)
     Social Balanced
     Social Equity (added 5/1/02)
     Social International Equity
     Social Mid Cap Growth (closed to new money 5/1/08)
     Social Small Cap Growth
--------------------------------------------------------------------------------
DREYFUS
     Dreyfus MidCap Stock Portfolio - Service Shares (added 11/1/02)
--------------------------------------------------------------------------------
DWS
     Dreman Small Mid Value VIP, Class A (added 5/1/08)
     Global Thematic VIP, Class A  (added 5/1/08)
--------------------------------------------------------------------------------
FIDELITY - SERVICE CLASS 2
     VIP Asset Manager
     VIP Asset Manager: Growth
     VIP Contrafund
     VIP Equity-Income
     VIP Growth
     VIP High Income
     VIP Investment Grade Bond
     VIP Overseas
--------------------------------------------------------------------------------
MFS
     Strategic Income - Initial Class (Initial Class added to name 11/1/05; name changed 5/1/02; formerly Global Governments)
     New Discovery - Initial Class (Initial Class added to name 11/1/05) Research International - Initial Class (added 5/1/08)
     Total Return, Initial Class  (added 5/1/08)
     Utilities - Initial Class (Initial Class added to name 11/1/05)
--------------------------------------------------------------------------------
NEUBERGER BERMAN
     AMT Regency, Class I (added 5/1/08)
--------------------------------------------------------------------------------

                                   Schedule B

                                Investment Funds
--------------------------------------------------------------------------------
                            Funds and Status Changes
--------------------------------------------------------------------------------
SUMMIT SERIES (PINNACLE REMOVED FROM NAME 5/1/06)
     Bond Portfolio (added 5/1/08)
     Inflation Protected Plus  (added 5/1/08)
     International Index  (added 5/1/08)
     Lifestyle ETF Market Strategy Aggressive  (added 5/1/08)
     Lifestyle ETF Market Strategy Conservative  (added 5/1/08)
     Lifestyle ETF Market Strategy Target  (added 5/1/08)
     Nasdaq-100 Index
     Natural Resources  (added 5/1/08)
     Russell 2000 Small Cap Index
     S & P Mid Cap 400 Index
--------------------------------------------------------------------------------
THIRD AVENUE .
     Third Avenue Value
--------------------------------------------------------------------------------
T. ROWE PRICE
     Blue Chip Growth II (added 5/1/08)
--------------------------------------------------------------------------------
VAN KAMPEN (FORMERLY MORGAN STANLEY)
     (Van Kampen now represents Morgan Stanley for institutional Investors, as of 5/1/02)
     Emerging Markets Equity - Class I (formerly Emerging Markets Equity; name changed 5/1/03)
     Global Value Equity - Class I (formerly Global Equity; name changed 5/1/03) International Magnum - Class I (formerly International Magnum; name changed
          5/1/03)
     U.S. Real Estate - Class I (formerly U.S. Real Estate; name changed 5/1/03)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Closed or Merged Funds (no longer offered)
--------------------------------------------------------------------------------
AMERITAS PORTFOLIOS
     Emerging Growth (MFS Co.) (merged into Core Strategies, 11/1/03)
     Growth with Income (MFS Co.) (merged into Core Strategies, 11/1/03) Research (MFS Co.) (merged into Core Strategies, 11/1/03)
     Growth (Fred Alger) (closed and substituted 11/1/05 into Ameritas VIT
          Income & Growth)
ALGER
     American Leveraged AllCap (closed and substituted 11/1/05 into Ameritas
          VIT Income & Growth)
SALOMON BROTHERS
     Variable All Cap (closed and substituted 11/1/05 into Ameritas VIT Income
           & Growth, formerly Variable Capital;  name changed 5/1/03)
--------------------------------------------------------------------------------

                        Novation to Reinsurance Agreement
                        ---------------------------------

WHEREAS, Ameritas Variable Life Insurance Company ("AVLIC") and AXA Corporate Solutions Life Reinsurance Company ("Reinsures"), are parties to a reinsurance agreement ("Reinsurance Agreement"), whereby Reinsurer reinsures AVLIC in accordance with the terms of the Reinsurance Agreement, which is identified on Exhibit "A", attached hereto and incorporated herein; and

WHEREAS, AVLIC is merging into its parent, Ameritas Life Insurance Corp. ("Ameritas") with Ameritas as the surviving company and with the closing of the merger (the "Merger") scheduled to occur after the close of business on April 30, 2007;

It is therefore agreed:

     1. Substitution of Party -- The Reinsurance Agreement is amended to provide for Ameritas to act as the reinsured party in substitution of AVLIC.

     2. Performance of Duties, Assumption of Rights -- Ameritas hereby assumes and agrees to perform the duties previously performed by AVLIC under the Reinsurance Agreement and hereby assumes the rights previously held by AVLIC under the Reinsurance Agreement. AXA Corporate Solutions Life Reinsurance Company hereby accepts Ameritas' agreement and assumption of such duties and rights and accepts the substitution of Ameritas for AVLIC under the Reinsurance Agreement.

     3. Effective Date -- This Novation shall take effect as of the actual closing date of the Merger, and such effectiveness is conditioned upon the closing of the Merger. Ameritas will notify the other parties hereto of any change in the scheduled closing date and of the actual closing date.

In witness whereof the parties have signed this instrument.

Executed this 9th day of April, 2007.

                Ameritas Variable Life Insurance Company
                By: Marty L. Johnson
                Print: Marty L. Johnson
                Title: Asst. Vice President Individual Policy Processing
                Date: 4/9/07

                Ameritas Life Insurance Corp.
                By: Robert G. Lange
                Print: Robert G. Lange
                Title: Vice President and Asst. Sec.
                Date: April 9, 2007

                AXA Corporate Solutions Life Reinsurance Company
                By: Keith Armen
                Print: Keith Armen
                Title: Sr Vice President & Chief Actuary
                Date: April 24, 2007

                                    EXHIBIT A
                                    ---------
                                                       Reinsurance
Cedant                    Reinsurer                  Agreement Number     Effective Date
-------------------------------------------------------------------------------------------
Ameritas Variable Life    AXA Corporate Solutions    2001-36              January 1, 2001
Insurance Company         Life Reinsurance Company

                              ASSUMPTION AGREEMENT

                                     between

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                       and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

AMERITAS VARIABLE LIFE INSURANCE COMPANY hereby gives notice that effective the 1st day of May, 2003, it assumes the interests and obligations of ACACIA NATIONAL LIFE INSURANCE COMPANY in the reinsurance agreement known as Agreement No. 2001-43, dated May 1, 2001, between ACACIA NATIONAL LIFE INSURANCE COMPANY and AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY (the "Reinsurance Agreement").

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY acknowledges such assumption and agrees that all transactions with respect to reinsurance heretofore ceded under the aforesaid Agreement shall hereafter be between AMERITAS VARIABLE LIFE INSURANCE COMPANY (now the CEDING COMPANY) and AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY.

This Assumption Agreement does not alter, amend or modify the Reinsurance Agreement other than as set forth herein, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

AMERITAS VARIABLE INSURANCE COMPANY

By:     /s/  Russell J. Wiltgen VP                       Date: 12/23/03
        -----------------------------------------------

Attest: /s/  Marty L. Johnson VP
        -----------------------------------------------

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:     /s/  Michael S. Sokoulas                         Date: 19 December 2003
        -----------------------------------------------
             Michael S. Sokoulas, Senior Vice President

By:     /s/  Betsy A. Barnes
        -----------------------------------------------
             Betsy A. Barnes, Assistant Vice President

Attest: /s/  Julia Cornely
        -----------------------------------------------
             Julie Cornely, Assistant Vice President

                               Amendment No. 5 to

       Automatic Reinsurance Agreement No. 2001-36, Dated January 1, 2001

                                     between

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                (CEDING COMPANY)

                                       and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                   (REINSURER)

Effective as noted below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

o Schedule B, Investment Funds, is replaced by the attached revised Schedule B, to document fund revisions as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

AMERITAS VARIABLE LIFE INSURANCE COMPANY

By:     /s/  Russell J. Wiltgen VP                       Date: 11/19/03
        -----------------------------------------------

Attest: /s/  Marty L. Johnson VP
        -----------------------------------------------

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:     /s/  Michael S. Sokoulas                         Date: 22 October 2003
        -----------------------------------------------
             Michael S. Sokoulas, Senior Vice President

By:     /s/  Betsy A. Barnes
        -----------------------------------------------
             Betsy A. Barnes, Assistant Vice President

Attest: /s/  Julia Cornely
        -----------------------------------------------
             Julie Cornely, Assistant Vice President

                                   Schedule B

                                Investment Funds

--------------------------------------------------------------------------------
                            Funds and Status Changes
--------------------------------------------------------------------------------
  ALGER
     American Balanced
     American Leveraged AllCap
--------------------------------------------------------------------------------
  AMERICAN CENTURY
     VP Income & Growth
--------------------------------------------------------------------------------
  AMERITAS PORTFOLIOS
     Growth (Fred Alger)
     Income & Growth (Fred Alger)
     MidCap Growth (Fred Alger)
     Small Capitalization (McStay - formerly Fred Alger) (subadvisor replaced 11/1/01)
     Micro Cap (Babson)
     Money Market (Calvert)
     Select (Oakmark)
     Index 500 (State Street)
     Dreyfus MidCap Stock (added 11/7/02)
     Core Strategies (Thornburg) (added 11/1/03)
--------------------------------------------------------------------------------
  CALVERT SOCIAL
     Social Balanced
     Social International Equity
     Social Mid Cap Growth
     Social Small Cap Growth
--------------------------------------------------------------------------------
  FIDELITY - SERVICE CLASS 2
     VIP Asset Manager
     VIP Asset Manager: Growth
     VIP Contrafund
     VIP Equity-Income
     VIP Growth
     VIP High Income
     VIP Investment Grade Bond
     VIP Overseas
--------------------------------------------------------------------------------
  INVESCO FUNDS
     VIF Dynamics
--------------------------------------------------------------------------------
  MFS
     Global Governments
     New Discovery
     Utilities
--------------------------------------------------------------------------------
  VAN KAMPEN (FORMERLY MORGAN STANLEY)
  (Van Kampen now represents Morgan Stanley for institutional investors, as of 5/1/02.)

  Emerging Markets Equity - Class I formerly Emerging Markets Equity (name changed 5/1/03)
  Global Value Equity - Class I formerly Global Equity (name changed 5/1/03) International Magnum - Class I formerly International Magnum (name changed
       5/1/03)
  U.S. Real Estate - Class I formerly U.S. Real Estate (name changed 5/1/03)
--------------------------------------------------------------------------------
  SALOMON BROTHERS
     Variable All Cap (formerly Variable Capital; name changed 5/1/03)
--------------------------------------------------------------------------------
  SUMMIT PINACLE SERIES
     Nasdaq-100 Index
     Russell 2000 Small Cap Index
     S & P Mid Cap 400 Index
--------------------------------------------------------------------------------

                                   Schedule B

                                Investment Funds

--------------------------------------------------------------------------------
                            Funds and Status Changes
--------------------------------------------------------------------------------
  THIRD AVENUE
--------------------------------------------------------------------------------
     THIRD AVENUE VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Closed or Merged Funds No Longer Offered
--------------------------------------------------------------------------------
  AMERITAS PORTFOLIOS
      Emerging Growth (MFS Co.) (merged into Core Strategies 11/1/03)
      Growth With Income (MFS Co.) (merged into Core Strategies 11/1/03) Research (MFS Co.) (merged into Core Strategies 11/1/03)
--------------------------------------------------------------------------------

                               Amendment No. 4 to

       Automatic Reinsurance Agreement No. 2001-36, Dated January 1, 2001

                                     between

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                (CEDING COMPANY)

                                       and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                   (REINSURER)

Effective as noted below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

o Schedule B, Investment Funds, is replaced by the attached revised Schedule B, to document fund revisions as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

AMERITAS VARIABLE LIFE INSURANCE COMPANY

By:     /s/  Marty L. Johnson VP                         Date: 5-20-03
        -----------------------------------------------

Attest: /s/  Russell J. Wiltgen VP
        -----------------------------------------------

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:     /s/  Michael S. Sokoulas                         Date: 12 May 2003
        -----------------------------------------------
             Michael S. Sokoulas, Senior Vice President

By:     /s/  Josee Deroy
        -----------------------------------------------
             Josee Deroy, Vice President

Attest: /s/  Julia Cornely
        -----------------------------------------------
             Julie Cornely, Assistant Vice President

                                  Schedule B

                                Investment Funds

-------------------------------------------------------------------------------------------------------
                           Funds                                             Status Changes
-------------------------------------------------------------------------------------------------------
  ALGER
      American Balanced
      American Leveraged AllCap
-------------------------------------------------------------------------------------------------------
  AMERICAN CENTURY
     VP Income & Growth
-------------------------------------------------------------------------------------------------------
  AMERITAS PORTFOLIOS
     Growth (Fred Alger)
     Income & Growth (Fred Alger)
     MidCap Growth (Fred Alger)
     Small Capitalization (McStay -- formerly Fred          Subadvisor replaced November 1, 2001
        Alger)
     Micro Cap (Babson)
     Money Market (Calvert)
     Emerging Growth (MFS Co.)
     Growth with Income (MFS Co.)
     Research (MFS Co.)
     Select (Oakmark)
     Index 500 (State Street)
     Dreyfus MidCap Stock                                   Added November 1, 2002
-------------------------------------------------------------------------------------------------------
  CALVERT SOCIAL
     Social Balanced
     Social International Equity
     Social Mid Cap Growth
     Social Small Cap Growth
-------------------------------------------------------------------------------------------------------
  FIDELITY - SERVICE CLASS 2
     VIP Asset Manager
     VIP Asset Manager: Growth
     VIP Contrafund
     VIP Equity-Income
     VIP Growth
     VIP High Income
     VIP Investment Grade Bond
     VIP Overseas
-------------------------------------------------------------------------------------------------------
  INVESCO FUNDS
     VIF Dynamics
-------------------------------------------------------------------------------------------------------
  MFS
     Global Governments
     New Discovery
     Utilities
-------------------------------------------------------------------------------------------------------
  VAN KAMPEN (FORMERLY MORGAN STANLEY)                      Van Kampen now represents Morgan Stanley
     for Emerging Markets Equity -- Class I formerly        institutional investors, as of 5/1/02.
        Emerging Markets Equity                             Name changed 5/1/03
     Global Value Equity -- Class I formerly Global         Name changed 5/1/03
        Equity
     International Magnum - Class I formerly                Name changed 5/1/03
        International Magnum
     U.S. Real Estate -- Class I formerly U.S. Real Estate  Name changed 5/1/03
-------------------------------------------------------------------------------------------------------
  SALOMON BROTHERS                                          Name changed 5/1/03
     Variable All Cap, formerly Variable Capital
------------------------------------------------------------------------------------------------------

                               Schedule B

                            Investment Funds
------------------------------------------------------------------------------------------------------
                           Funds                                             Status Changes
------------------------------------------------------------------------------------------------------
  SUMMIT PINACLE SERIES
     Nasdaq-100 Index
     Russell 2000 Small Cap Index
     S & P Mid Cap 400 Index
------------------------------------------------------------------------------------------------------
  THIRD AVENUE
     Third Avenue Value
------------------------------------------------------------------------------------------------------

                               Amendment No. 3 to

       Automatic Reinsurance Agreement No. 2001-36, Dated January 1, 2001

                                     between

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                (CEDING COMPANY)

                                       and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                   (REINSURER)

Effective as noted below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

o Schedule B, Investment Funds, is replaced by the attached revised Schedule B, to document fund additions and/or revisions as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

AMERITAS VARIABLE LIFE INSURANCE COMPANY

By:     /s/  Russell J. Wiltgen, VP                       Date: 8/16/02
        -----------------------------------------------

Attest: /s/  Ronald L. Kuehn, AVP
        -----------------------------------------------

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:     /s/  Michael W. Pado                              Date: 05 August 2002
        -----------------------------------------------
             Michael W. Pado, President

By:     /s/  Betsy A. Barnes
        -----------------------------------------------
             Betsy A. Barnes, Assistant Vice President

Attest: /s/  Julia Cornely
        -----------------------------------------------
             Julie Cornely, Assistant Vice President

                                   Schedule B
                                Investment Funds

----------------------------------------------------------------------------------------------------
                           Funds                               Status Changes
----------------------------------------------------------------------------------------------------
  ALGER
     American Balanced
     American Leveraged AllCap
----------------------------------------------------------------------------------------------------
  AMERICAN CENTURY
     VP Income & Growth
----------------------------------------------------------------------------------------------------
  AMERITAS PORTFOLIOS
     Growth (Fred Alger)
     Income & Growth (Fred Alger)
     MidCap Growth (Fred Alger)
     Small Capitalization (McStay -- formerly                 Subadvisor replaced November 1, 2001
        Fred Alger)
     Micro Cap (Babson) Money Market (Calvert)
     Emerging Growth (MFS Co.)
     Growth with Income (MFS Co.)
     Research (MFS Co.)
     Select (Oakmark)
     Index 500 (State Street)
     Dreyfus MidCap Stock                                     Added November 1, 2002
----------------------------------------------------------------------------------------------------
  CALVERT SOCIAL
     Social Balanced
     Social International Equity
     Social Mid Cap Growth
     Social Small Cap Growth
----------------------------------------------------------------------------------------------------
  FIDELITY - SERVICE CLASS 2
     VIP Asset Manager
     VIP Asset Manager: Growth
     VIP Contrafund
     VIP Equity-Income
     VIP Growth
     VIP High Income
     VIP Investment Grade Bond
     VIP Overseas
----------------------------------------------------------------------------------------------------
  INVESCO FUNDS
     VIF Dynamics
----------------------------------------------------------------------------------------------------
  MFS
     Global Governments
     New Discovery
     Utilities
----------------------------------------------------------------------------------------------------
  MORGAN STANLEY
     Emerging Markets Equity
     Global Equity
     International Magnum
     U.S. Real Estate
----------------------------------------------------------------------------------------------------
 SALOMON BROTHERS
     Variable Capital
----------------------------------------------------------------------------------------------------
  SUMMIT PINACLE SERIES
     Nasdaq-100 Index
     Russell 2000 Small Cap Index
     S & P Mid Cap 400 Index
----------------------------------------------------------------------------------------------------
  THIRD AVENUE
     Third Avenue Value
----------------------------------------------------------------------------------------------------

                               Amendment No. 2 to

       Automatic Reinsurance Agreement No. 2001-36, Dated January 1, 2001

                                     between

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                (CEDING COMPANY)

                                       and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                   (REINSURER)

Effective as noted below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

o Schedule A, Plans of Reinsurance, is replaced by the attached Schedule A, effective January 15, 2002, to document the addition of 403(b) policy forms and riders as covered business hereunder.

o Schedule B, Investment Funds, is replaced by the attached Schedule B, effective November 1, 2001, to document the replacement of a sub-advisor, as shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

AMERITAS VARIABLE LIFE INSURANCE COMPANY

By:     /s/  Russell J. Wiltgen, VP                       Date: 4/1/02
        -----------------------------------------------

Attest: /s/  Marty L. Johnson, VP
        -----------------------------------------------

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:     /s/  Michael W. Pado                              Date: 25 March 2002
        -----------------------------------------------
             Michael W. Pado, President

By:     /s/  Betsy A. Barnes
        -----------------------------------------------
             Betsy A. Barnes, Assistant Vice President

Attest: /s/  Julia Cornely
        -----------------------------------------------
             Julie Cornely, Assistant Vice President

                                   Schedule A

                              Plans of Reinsurance

A. Quota Share Percentage: 100%

B. Issue Dates:

          New Policies issued on or after January 1, 2001. See Paragraph D below for coverages coming into effect thereafter, and Paragraph F for Inforce Elections.

C. GMDB Rider Reinsured:

     o Optional Enhanced GMDB Benefit 1 for issue ages 0 - 70: Maximum Anniversary Value (Annual Step-Up) to attained age 80; GMDB frozen thereafter.

     o Optional Enhanced GMDB Benefit 2 for issue ages 0 - 70: 5% Roll-up to attained age 80 subject to 200% of net considerations; GMDB frozen thereafter.

     o Optional Enhanced GMDB Benefit 3 for issue ages 0 - 70: Greater of Optional Enhanced GMDB 1 and Optional Enhanced GMDB 2.

     Note: For all GMDB coverages, withdrawals reduce the death benefit proportionately.

     Spousal Continuance
     -------------------
     Provided that the CEDING COMPANY can individually identify Spousal Continuances, as shown in Schedule C, the REINSURER will cover Spousal Continuances under this Agreement and will treat them as new issues to the extent that, at time of continuance, the attained age of the surviving spouse satisfies the issue age restrictions and benefit limitations under the Related Contracts covered by this Agreement.

                                                  Continued on next page...

                                   Schedule A

                              Plans of Reinsurance
                                   (continued)

  D. Related Contracts:
            ---------------------------------------------------------------------------------------------------------------
                         Form No.                          Description                                 Effective Date
            ---------------------------------------------------------------------------------------------------------------
                             4888        Medley Unbundled Variable Annuity                               January 1, 2001
            ---------------------------------------------------------------------------------------------------------------
                        GMDB 4902        Optional Enhanced GMDB Benefit 1                                January 1, 2001
            ---------------------------------------------------------------------------------------------------------------
                        GMDB 4903        Optional Enhanced GMDB Benefit 2                                    May 1, 2001
            ---------------------------------------------------------------------------------------------------------------
                        GMDB 4904        Optional Enhanced GMDB Benefit 3                                    May 1, 2001
            ---------------------------------------------------------------------------------------------------------------
                         FPW 4901        10% Free Withdrawal Feature                                         May 1, 2001
            ---------------------------------------------------------------------------------------------------------------
                         FPW 4902        Expanded Free Partial Withdrawal Feature                            May 1, 2001
            ---------------------------------------------------------------------------------------------------------------
                        5WCP 4901        5-Year Withdrawal Charge                                            May 1, 2001
            ---------------------------------------------------------------------------------------------------------------
                        7WCP 4902        7-Year Withdrawal Charge                                            May 1, 2001
            ---------------------------------------------------------------------------------------------------------------
                          MP 4901        Minimum Initial Premium of $2,000                                   May 1, 2001
            ---------------------------------------------------------------------------------------------------------------
                    TSA-V Ed.1-02        403(b) Tax Sheltered Annuity Endorsement                       January 15, 2002
            ---------------------------------------------------------------------------------------------------------------
                         HDW 4901        TSA Hardship Waiver Rider                                      January 15, 2002
            ---------------------------------------------------------------------------------------------------------------
                         WCP 4903        TSA No Withdrawal Charge Rider (= > $25K)                      January 15, 2002
            ---------------------------------------------------------------------------------------------------------------
                         WCP 4904        TSA No Withdrawal Charge Rider (< $25K)                        January 15, 2002
            ---------------------------------------------------------------------------------------------------------------
                          MP 4902        TSA Minimum Premium Rider                                      January 15, 2002
            ---------------------------------------------------------------------------------------------------------------

E.   Retention:

          The CEDING COMPANY shall be liable for claims associated with the excess of Net Considerations over Account Value upon death of the policyholder.

          Note: Net considerations is defined as total deposits less a dollar-for-dollar reduction for any withdrawals.

F.   Window of Opportunity for Inforce Elections

          Contracts issued on or after January 1, 2001 through April 30, 2001 that were reinsured under the terms of this Agreement and that are still in force as of the effective date of this Amendment will have the option to:

     1. Elect a GMDB Rider within sixty (60) days from the effective date of this Amendment, or sixty (60) days from the date of state approval, beginning May 1, 2001 and ending no later than September 30, 2001.

     2. Elect a new Optional Feature within one hundred and twenty (120) days from the effective date of this Amendment, or one hundred and twenty
          (120) days from the date of state approval, beginning May 1, 2001 and ending no later than October 31, 2001.

                                   Schedule B
                                Investment Funds
------------------------------------------------------------------------------------------------------------------------
                           Funds                                                 Status Changes
------------------------------------------------------------------------------------------------------------------------
   ALGER
     American Balanced
     American Leveraged AllCap
------------------------------------------------------------------------------------------------------------------------
   AMERICAN CENTURY
     VP Income & Growth
------------------------------------------------------------------------------------------------------------------------
   AMERITAS PORTFOLIOS
     Growth (Fred Alger)
     Income & Growth (Fred Alger)
     MidCap Growth (Fred Alger)
     Small Capitalization (McStay -- formerly Fred            Subadvisor replaced November 1, 2001
     Alger)
     Micro Cap (Babson)
     Money Market (Calvert)
     Emerging Growth (MFS Co.)
     Growth with Income (MFS Co.)
     Research (MFS Co.)
     Select (Oakmark)
     Index 500 (State Street)
------------------------------------------------------------------------------------------------------------------------
  CALVERT SOCIAL
     Social Balanced
     Social International Equity
     Social Mid Cap Growth
     Social Small Cap Growth
------------------------------------------------------------------------------------------------------------------------
  FIDELITY - SERVICE CLASS 2
     VIP Asset Manager
     VIP Asset Manager: Growth
     VIP Contrafund
     VIP Equity-Income
     VIP Growth
     VIP High Income
     VIP Investment Grade Bond
     VIP Overseas
------------------------------------------------------------------------------------------------------------------------
  INVESCO FUNDS
     VIF Dynamics
------------------------------------------------------------------------------------------------------------------------
  MFS
     Global Governments
     New Discovery
     Utilities
------------------------------------------------------------------------------------------------------------------------
  MORGAN STANLEY
     Emerging Markets Equity
     Global Equity
     International Magnum
     U.S. Real Estate
------------------------------------------------------------------------------------------------------------------------
  SALOMON BROTHERS
     Variable Capital
------------------------------------------------------------------------------------------------------------------------
  SUMMIT PINACLE SERIES
     Nasdaq-100 Index
     Russell 2000 Small Cap Index
     S & P Mid Cap 400 Index
------------------------------------------------------------------------------------------------------------------------
  THIRD AVENUE
     Third Avenue Value
------------------------------------------------------------------------------------------------------------------------

                               Amendment No. 1 to
       Automatic Reinsurance Agreement No. 2001-36, Dated January 1, 2001
                                     between
                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                (CEDING COMPANY)
                                       and
                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                   (REINSURER)

Effective May 1, 2001, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

GMDB reinsurance coverage hereunder is hereby expanded to add the Optional Enhanced Death Benefits (GMDB Riders) as described in the revised treaty provisions referenced below.

o Article V, Reinsurance Premiums, is replaced by the attached Article V, to describe the true-up of reinsurance premiums that will occur for certain GMDB Rider elections on inforce contracts.

o Schedule A, Plans of Reinsurance, is replaced by the attached Schedule A, to describe the additional benefits reinsured, the policy forms covered and the timeframe open for GMDB Rider elections to inforce contracts.

o Exhibit I, Reinsurance Premiums, is replaced by the attached Exhibit I, to set forth the reinsurance premiums for the reinsured benefits.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

AMERITAS VARIABLE LIFE INSURANCE COMPANY

By:     /s/  Russell J. Wiltgen, VP                       Date: 8/21/01
        -----------------------------------------------

Attest: /s/  Marty L. Johnson, VP
        -----------------------------------------------

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:     /s/  Michael W. Pado                              Date: 19 July 2001
        -----------------------------------------------
             Michael W. Pado, President

By:     /s/  Betsy A. Barnes
        -----------------------------------------------
             Betsy A. Barnes, Assistant Vice President

Attest: /s/  Julia Cornely
        -----------------------------------------------
             Julie Cornely, Assistant Vice President

                                    Article V

                              Reinsurance Premiums

A. The reinsurance premium rate is a flat asset-based premium rate which is applied to the average aggregate account value in force over the reporting period multiplied by the quota share percentage reinsured by the REINSURER. The reporting period is monthly.

B. The annualized reinsurance premium rates are shown in Exhibit I and vary by variable annuity contract type. The rates are expressed in terms of basis points. In practice, they shall be applied on a monthly basis by utilizing one-twelfth (1/12th)-of the annualized rates.

C. The total reinsurance premium due and payable in the first month shall at least equal [*]. Thereafter, the minimum reinsurance premium that is due and payable shall increase by [*] for each month after the first month until it reaches [*] six months after the Effective Date of this Agreement. The total reinsurance premium that is due and payable in any month thereafter shall at least be [*]. The minimum reinsurance premium applies in aggregate to the business reinsured with the REINSURER by the CEDING COMPANY under this Agreement and by the CEDING COMPANY's affiliates, First Ameritas Life Insurance Corporation of New York and Acacia National Life Insurance Company, under the Agreements known as No. 2001-38 and No. 2001-43, respectively.

D. For Spousal Continuances, reinsurance premium rates shall apply as described in this Article V. Should these rates be age-based then the new reinsurance premium rate for spousal continuances shall be based off the attained age of the surviving spouse at the time of election of spousal continuance. After the new business facility expires, as described under
     Article XX, the REINSURER reserves the right to declare new rates.

E. The reinsurance premium structure described above shall remain in effect as long as the death benefit design, contract fees, mortality and expense charges, administration fees and surrender charges in effect at the inception of this Agreement remain unchanged.

F. In the event that a GMDB Rider covered under the terms of this Agreement is elected after the issue date of a contract, in accordance with the terms set forth under Paragraph F of Schedule A, and the GMDB Rider goes into effect as of the original issue date of the contract instead of as of the election date of the GMDB Rider, then a true-up of reinsurance premiums will be due. If the GMDB Rider goes into effect on the date of its election, there will be no true-up of reinsurance premiums.

                                   Schedule A

                              Plans of Reinsurance

A. Quota Share Percentage: 100%

B. Issue Dates:

          New Policies issued on or after January 1, 2001. See Paragraph D below for coverages coming into effect thereafter, and Paragraph F for Inforce Elections.

C. GMDB Rider Reinsured:

     o Optional Enhanced GMDB Benefit I for issue ages 0 - 70: Maximum Anniversary Value (Annual Step-Up) to attained age 80; GMDB frozen thereafter.

     o Optional Enhanced GMDB Benefit 2 for issue ages 0 - 70: 5% Roll-up to attained age 80 subject to 200% of net considerations; GMDB frozen thereafter.

     o Optional Enhanced GMDB Benefit 3 for issue ages 0 - 70: Greater of Optional Enhanced GMDB 1 and Optional Enhanced GMDB 2.

     Note: For all GMDB coverages, withdrawals reduce the death benefit proportionately.

     Spousal Continuance
     -------------------
     Provided that the CEDING COMPANY can individually identify Spousal Continuances, as shown in Schedule C, the REINSURER will cover Spousal Continuances under this Agreement and will treat them as new issues to the extent that, at time of continuance, the attained age of the surviving spouse satisfies the issue age restrictions and benefit limitations under the Related Contracts covered by this Agreement.

D. Related Contracts:

     ------------------------------------------------------------------------------------------
          Form No.                   Description                               Effective Date
     ------------------------------------------------------------------------------------------
               4888        Medley Unbundled Variable Annuity                   January 1, 2001
     ------------------------------------------------------------------------------------------
          GMDB 4902        Optional Enhanced GMDB Benefit 1                    January 1, 2001
     ------------------------------------------------------------------------------------------
          GMDB 4903        Optional Enhanced GMDB Benefit 2                        May 1, 2001
     ------------------------------------------------------------------------------------------
          GMDB 4904        Optional Enhanced GMDB Benefit 3                        May 1, 2001
     ------------------------------------------------------------------------------------------
           FPW 4901        10% Free Withdrawal Feature                             May 1, 2001
     ------------------------------------------------------------------------------------------
           FPW 4902        Expanded Free Partial Withdrawal Feature                May 1, 2001
     ------------------------------------------------------------------------------------------
          5WCP 4901        5-Year Withdrawal Charge                                May 1, 2001
     ------------------------------------------------------------------------------------------
          7WCP 4902        7-Year Withdrawal Charge                                May 1, 2001
     ------------------------------------------------------------------------------------------
            MP 4901        Minimum Initial Premium of $2,000                       May 1, 2001

E. Retention: The CEDING COMPANY shall be liable for claims associated with the excess of Net Considerations over Account Value upon death of the policyholder.

     Note: Net considerations is defined as total deposits less a dollar-for-dollar reduction for any withdrawals.

                                   Schedule A

                              Plans of Reinsurance
                                   (continued)

F.   Window of Opportunity for Inforce Elections

     Contracts issued on or after January 1, 2001 through April 30, 2001 that were reinsured under the terms of this Agreement and that are still in force as of the effective date of this Amendment will have the option to:

     1. Elect a GMDB Rider within sixty (60) days from the effective date of this Amendment, or sixty (60) days from the date of state approval, beginning May 1, 2001 and ending no later than September 30, 2001.

     2. Elect a new Optional Feature within one hundred and twenty (120) days from the effective date of this Amendment, or one hundred and twenty
          (120) days from the date of state approval, beginning May 1, 2001 and ending no later than October 31, 2001.

                                    Exhibit I

                              Reinsurance Premiums

GMDB Rider Design       Issue Age      Current Reinsurance   Guaranteed Maximum
--------------------------------------------------------------------------------
    Benefit 1           0 -- 70        Flat                  Max
 Annual Step-Up                        [*]                   [*]
--------------------------------------------------------------------------------
    Benefit 2           0 -- 70        Flat                  Max
    5% Roll Up                         [*]                   [*]
--------------------------------------------------------------------------------
    Benefit 3           0 -- 70        Flat                  Max
Max (Annual Step-Up,
    5% Roll Up)                        [*]                   [*]
--------------------------------------------------------------------------------

*The current premium rate shall be in effect for a minimum of [*] years from the Effective Date of this Reinsurance Agreement. Thereafter, it may be increased based on expected experience but not beyond the stated guaranteed maximum rate shown.

                         AUTOMATIC REINSURANCE AGREEMENT

                                     between

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
        (a corporation organized under the laws of the state of Nebraska, having its principal place of business in Lincoln, Nebraska;
                 hereinafter referred to as the CEDING COMPANY)

                                       and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
        (a corporation organized under the laws of the state of Delaware, having its principal place of business in New York, New York;
                    hereinafter referred to as the REINSURER)

                         Effective Date: January 1, 2001

    This Agreement will hereinafter be referred to as Agreement No. 2001-36

                                    Contents

Articles                                                             Page
I.        Scope of Agreement                                             1
II.       Commencement and Termination of Liability                      2
III.      Oversights and Clerical Errors                                 3
IV.       Net Amount at Risk                                             4
V.        Reinsurance Premiums                                           5
VI.       Reinsurance Administration                                     6
VII.      Settlement of Claims                                           7
VIII.     Treaty Reserve                                                 8
IX.       Recapture Privileges                                           9
X.        Inspection of Records                                         10
XI        Insolvency                                                 11-12
XII.      Negotiation                                                   13
XIII.     Arbitration                                                   14
XIV.      Right to Offset Balances Due                                  15
XV.       Contract and Program Changes                                  16
XVI.      Confidentiality                                               17
XVII.     Miscellaneous                                                 18
XVIII.    Severability                                                  19
XIX.      DAC Tax                                                       20
XX.       Duration of Agreement                                         21
XXI.      Execution of Agreement                                        22

Schedules
A.        Plans of Reinsurance
B.        Investment Funds
C.        Data Layout

Exhibits
I:        Reinsurance Premiums
II.       Benefit Limitation Rule
III.      Confidentiality and Non-Disclosure Agreement

All provisions of this Agreement are subject to the laws of the State of Delaware.

                                   Article I

                               Scope of Agreement

A. On and after January 1, 2001 (Effective Date), the CEDING COMPANY shall automatically reinsure with the REINSURER and the REINSURER shall automatically accept, a quota share percentage (defined in Schedule A) of the MNAR (defined in Article IV), generated prior to termination of the REINSURER's liability (defined in Article II), by the Guaranteed Minimum Death Benefit (GMDB) provisions within the variable annuity contracts issued by the CEDING COMPANY as set forth in Schedule A.

B. The REINSURER's maximum aggregate VNAR (defined in Article IV) claim payment in any one calendar year shall not exceed [*] basis points of the REINSURER's quota share percentage of the average aggregate account value over each respective calendar year of coverage. This claim limit applies in aggregate to both this Agreement and Agreement No. 2001-43 between the REINSURER and the CEDING COMPANY's affiliate, Acacia National Life Insurance Company. (Agreement No. 2001-43 reinsures a related product.) This average shall be calculated by way of a trapezoidal rule as shown in
     Exhibit II.

C. The REINSURER's annual aggregate SCNAR (defined in Article IV) claim payment has no independently calculated annual aggregate claim limit.

D. The REINSURER's maximum MNAR (defined in Article IV) claim payment on any individual life reinsured hereunder shall be limited to [*] multiplied by the quota share percentage reinsured by the REINSURER.

E. This Agreement covers only the CEDING COMPANY's contractual liability for claims paid under variable annuity contract forms specified in Schedule A and supported by investment funds specified in Schedule B and its Amendments, that were submitted to the REINSURER prior to their issuance.

                                   Article II

                    Commencement and Termination of Liability

A. On reinsurance ceded under the terms of this Agreement, the liability of the REINSURER shall commence simultaneously with that of the CEDING COMPANY. The liability under this Agreement will terminate either in accordance with the Duration of Agreement provisions of this Agreement as stated in Article XX, or, for an individual contract, upon the earliest of the following occurrences defined in the contract(s) reinsured hereunder:

     1.   the date the owner elects to annuitize;
     2.   surrender or termination of the contract;
     3. the death of the owner or annuitant where such death triggers the payment of a contractual death benefit, except when spousal continuance has been elected. On spousal continuance election the REINSURER's liability will be terminated upon death of the spouse;
     4. attainment of the maximum annuitization age or attained age 85, if earlier.

B. The REINSURER shall be liable to reimburse claims only on those deaths where the actual date of death is on or after the Effective Date of this Agreement, in accordance with Article VII.

                                   Article III

                         Oversights and Clerical Errors

A. Should either the CEDING COMPANY or the REINSURER fail to comply with any of the terms of this Agreement, and if this is shown to be unintentional and the result of a misunderstanding, oversight or clerical error on the part of either the CEDING COMPANY or the REINSURER, then this Agreement shall not be deemed abrogated thereby, but both companies shall be restored to the positions they would have occupied had no such oversight, misunderstanding or clerical error occurred. Such conditions are to be reported and corrected promptly after discovery.

B. If the CEDING COMPANY or the REINSURER discovers that the CEDING COMPANY did not cede reinsurance on a contract it should have reinsured under this Agreement, the CEDING COMPANY will take prompt, reasonable and necessary steps to ensure that similar oversights do not recur. Then this Agreement shall not be deemed abrogated thereby, but both companies shall be restored to the positions they would have occupied had the CEDING COMPANY ceded such reinsurance at the original date. If the REINSURER receives no evidence that the CEDING COMPANY has taken action to remedy such a situation, the REINSURER reserves the right to limit its liability to reported contracts only.

C. Any negligent or deliberate acts or omissions by the CEDING COMPANY regarding the insurance or reinsurance provided are the responsibility of the CEDINQ COMPANY and its liability insurer, if any, but not that of the REINSURER. The previous sentence does not negate the REINSURER's liability under Article VII, Settlement of Claims, of this Agreement.

                                   Article IV

                               Net Amount at Risk

A. The MNAR (mortality net amount at risk) for each variable annuity contract reinsured hereunder shall be equal to the following:

     MNAR = VNAR + SCNAR where:

     o VNAR (Variable Net Amount at Risk) = Maximum (a, b) multiplied by the quota share percentage (defined in Schedule A) where:

           a = (Contractual Rider Death Benefit - Maximum (Net Considerations, Account Value))

           b=0

     o SCNAR (Surrender Charge Net Amount at Risk) = Surrender Charges multiplied by the quota share percentage

B. The CEDING COMPANY's risk shall be equal to its retention, as defined in Schedule A.

C.   Spousal Continuances (as described in Schedule A).

     The REINSURER will reimburse the CEDING COMPANY for the REINSURER's quota share percentage of the SCNAR realized upon death consistent with the manner in which the CEDING COMPANY waives the surrender charges when death benefit is paid out.

     Also covered under this Agreement are surrender charges arising from additional premium deposits contributed by the spouse to the contract on or after the spousal continuance date.

     In no event will the REINSURER reimburse surrender charges arising from the same premium deposits more than once.

D. The death benefit and the surrender charges will be as described in the variable annuity contract forms specified in Schedule A.

                                    Article V

                              Reinsurance Premiums

A. The reinsurance premium rate is a flat asset-based premium rate which is applied to the average aggregate account value in force over the reporting period multiplied by the quota share percentage reinsured by the REINSURER. The reporting period is monthly.

B. The annualized reinsurance premium rate is shown in Exhibit I and is expressed in terms of basis points. In practice, it shall be applied on a monthly basis by utilizing one-twelfth (1/12th) of the annualized rate.

C. The total reinsurance premium due and payable in the first month shall at least equal [*]. Thereafter, the minimum reinsurance premium that is due and payable shall increase by [*] for each month after the first month until it reaches [*] six months after the Effective Date of this Agreement. The total reinsurance premium that is due and payable in any month thereafter shall at least be [*]. The minimum reinsurance premium applies in aggregate to the business reinsured with the REINSURER by the CEDING COMPANY under this Agreement and by the CEDING COMPANY's affiliates, First Ameritas Life Insurance Corporation of New York and Acacia National Life Insurance Company, under the Agreements known as No. 2001-38 and No. 2001-43, respectively.

D. For Spousal Continuances, reinsurance premium rates shall apply as described in this Article V. Should these rates be age-based then the new reinsurance premium rate for spousal continuances shall be based off the attained age of the surviving spouse at the time of election of spousal continuance. After the new business facility expires, as described under
     Article XX, the REINSURER reserves the right to declare new rates.

E. The reinsurance premium structure described above shall remain in effect as long as the death benefit design, contract fees, mortality and expense charges, administration fees and surrender charges in effect at the inception of this Agreement remain unchanged.

                                   Article VI

                           Reinsurance Administration

A. Within thirty (30) days of the end of each calendar month, the CEDING COMPANY will furnish the REINSURER with a seriatim electronic report as detailed in Schedule C, for each contract specified in Schedule A, valued as of the last day of that month.

B. Additionally, within thirty (30) days of the end of each calendar month, the CEDING COMPANY will furnish the REINSURER with a separate paper report summarizing the following:

     1. reinsurance premiums due to the REINSURER separate for each premium class, if any, as shown in Exhibit I;
     2. benefit claim reimbursements due to the CEDING COMPANY in total and broken down by VNAR and SCNAR.

C. If the net balance is due to the REINSURER, the amount due shall be remitted with the report statement. If the net balance is due to the CEDING COMPANY, the REINSURER shall remit the amount to the CEDING COMPANY within ten (10) days of receipt of the report.

D. Furthermore, the REINSURER will use the summary data in Schedule C to calculate and monitor its maximum annual aggregate VNAR liability throughout the calendar year. Upon the receipt of the final report for the calendar year, the REINSURER will "true-up" benefit claim reimbursements, if necessary, for that calendar year.

E. The payment of reinsurance premiums is a condition precedent to the liability of the REINSURER under this Agreement. In the event the CEDING COMPANY does not pay reinsurance premiums in a timely manner as defined below, the REINSURER may exercise the following rights:

     1. The REINSURER reserves the right to charge interest if premiums are not paid within sixty (60) days of the due date, as defined in Paragraph B of this Article. The interest rate charged shall be based on the ninety-(90) day Federal Government Treasury Bill as first published by the Wall Street Journal in the month following the end of the billing period plus[*]. The method of calculation shall be simple interest (360-day year).

     2. The REINSURER will have the right to terminate this Agreement when premium payments are more than ninety (90) days past due by giving ninety (90) days written notice of termination to the CEDING COMPANY. As of the close of the last day of this ninety-(90) day notice period, the REINSURER's liability for all risks reinsured associated with the defaulted premiums under this Agreement will terminate. If all premiums in default are received within the ninety-(90) day time period, the Agreement will remain in effect.

F. Payments between the CEDING COMPANY and the REINSURER may be paid net of any amount due and unpaid under this Agreement.

                                   Article VII

                              Settlement of Claims

A. The claims that are eligible for reimbursement are only those that the CEDING COMPANY is contractually required to pay on deaths that occur on or after the Effective Date of this Agreement, subject to the benefit limitations described in Article I.

B. In the event the CEDING COMPANY provides satisfactory proof of claim liability to the REINSURER, claim settlements made by the CEDING COMPANY shall be unconditionally binding on the REINSURER. In every case of claim, copies of the proofs obtained by the CEDING COMPANY will be taken by the REINSURER as sufficient.

C. Within thirty (30) days of the end of each calendar month, the CEDING COMPANY shall notify the REINSURER of the reinsured contractual death benefits paid in that month, based on the net amount at risk definition set forth in Article IV, and the REINSURER shall reimburse the CEDING COMPANY, as provided in Article VI, for the reinsured benefits.

D. Settlements by the REINSURER shall be in a lump sum regardless of the mode of payment made by the CEDING COMPANY.

E. With respect to Extra-Contractual Damages, in no event will the REINSURER participate in punitive or compensatory damages or statutory penalties which are awarded against the CEDING COMPANY as a result of an act, omission or course of conduct committed solely by the CEDING COMPANY in connection with the insurance reinsured under this Agreement.

     The parties recognize that circumstances may arise in which equity would require the REINSURER, to the extent permitted by law, to share proportionately in certain assessed situations in which the REINSURER was an active party and directed, consented to, or ratified the act, omission or course of conduct of the CEDING COMPANY which ultimately resulted in the assessment of the extracontractual damages. In such situations, the REINSURER and the CEDING COMPANY shall share such damages so assessed in equitable proportions.

     If the REINSURER declines to be party to the contest, compromise or litigation of a claim, it will pay its full share of the amount reinsured, as if there had been no contest, compromise or litigation. In addition, the REINSURER will pay its proportionate share of covered expenses incurred to the date it notifies the CEDING COMPANY that it declines to be a party to the contest, compromise or litigation of a claim.

F. In no event will the REINSURER be liable for expenses incurred in connection with a dispute or contest arising out of conflicting or any other claims of entitlement to policy proceeds or benefits.

                                  Article VIII

                                 Treaty Reserve

The reserves held by the REINSURER in its statutory financial statement will be greater than or equal to those required by the state where the statement is filed.

                                   Article IX

                              Recapture Privileges

The CEDING COMPANY may recapture existing reinsurance in force in accordance with the following rules:

A. The CEDING COMPANY will notify the REINSURER of its intent to recapture at least ninety (90) days prior to any recaptures.

B.   No recapture will be made unless reinsurance has been in force for fifteen
     (15) years.

C. Recapture will only be available provided the total carryforward, upon release of treaty reserves, is in a positive position. The total carryforward is defined as the sum of the carryforwards of this Agreement and the complementary GMIB Agreement, if any, that reinsures the same related contracts.

D. The carryforward for each Agreement is defined as the current period's reinsurance premium, minus all reinsurance claims paid under this Agreement for the current period, minus [*] annual expense allowance applied against the average aggregate Account Value for the current period, minus the change in treaty reserves from the prior period to the current period, plus the prior period's loss carryforward. The monthly carryforward amount is accumulated at the ninety- (90) day Federal Government Treasury Bill rate as published in the Wall Street Journal on the first business day of the current period plus [*].

E. Upon election, recapture shall occur ratably over a thirty-six (36) month period (i.e., every month the initial quota share percentage reduces 2.78% times the initial quota share percentage). It is irrevocable once elected.

F. The CEDING COMPANY and the REINSURER agree to exchange carryforward calculations each year-end to ensure ongoing agreement on the position of the carryforward.

                                    Article X

                              Inspection of Records

A. The REINSURER, or its duly appointed representatives, shall have the right at all reasonable times and for any reasonable purpose to inspect at the office of the CEDING COMPANY all records referring to reinsurance ceded to the REINSURER.

B. Relating to the business reinsured hereunder, the CEDING COMPANY or its duly appointed representatives shall have the right at all reasonable times and for any reasonable purpose, to inspect at the office of the REINSURER all records referring to reinsurance ceded from the CEDING COMPANY.

                                   Article XI

                                   Insolvency

A.   A party to this Agreement will be deemed insolvent when it:

     1. Applies for or consents to the appointment of a receiver, rehabilitator, conservator, liquidator or statutory successor ("Authorized Representative") of its properties or assets; or

     2.   Is adjudicated as bankrupt or insolvent; or

     3. Files or consents to the filing of a petition in bankruptcy, seeks reorganization or an arrangement with creditors or takes advantage of any bankruptcy, dissolution, liquidation, or similar law or statute; or

     4. Files or consents to the filing of a petition in bankruptcy, seeks reorganization or an arrangement with creditors or takes advantage of any bankruptcy, dissolution, liquidation, or similar law or statute.

B. In the event of the insolvency of the CEDING COMPANY, all reinsurance will be payable on the basis of the liability of the CEDING COMPANY on the policies reinsured directly to the CEDING COMPANY or its liquidator, receiver or statutory successor without diminution because of the insolvency of the CEDING COMPANY.

C. In the event of insolvency of the CEDING COMPANY, the liquidator, receiver or statutory successor will, within a reasonable time after the claim is filed in the insolvency proceeding, give written notice to the REINSURER of all pending claims against the CEDING COMPANY or any policies reinsured. While a claim is pending, the REINSURER may investigate such claim and interpose, at its own expense, in the proceedings where the claim is adjudicated, any defense or defenses which it may deem available to the CEDING COMPANY or its liquidator, receiver or statutory successor. The expenses incurred by the REINSURER will be chargeable, subject to court approval, against the CEDING COMPANY as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the CEDING COMPANY solely as a result of the defense undertaken by the REINSURER. Where two or more reinsurers are participating in the same claim and a majority in interest elect to interpose a defense or defenses to any such claim, the expenses will be apportioned in accordance with the terms of the Reinsurance Agreement as though such expense had been incurred by the CEDING COMPANY.

D. Any debts or credits, matured or unmatured, liquidated or unliquidated, in favor of or against either the REINSURER or CEDING COMPANY with respect to this Agreement are deemed mutual debts or credits, as the case may be, and will be offset, and only the balance will be allowed or paid. However, in the event of liquidation, the REINSURER may offset against undisputed amounts which are due and payable to the CEDING COMPANY, only those undisputed amounts due the REINSURER which are not more than one hundred and eighty (180) days past due at the date of the court order of liquidation.

E. In the event of insolvency of the REINSURER, the liability of the REINSURER shall not terminate but shall continue with respect to the reinsurance ceded to the REINSURER by the CEDING COMPANY prior to the date of such insolvency, and the CEDING COMPANY shall have a security interest in any and all sums held by or under deposit in the name of the REINSURER. The provisions of Article XX notwithstanding, the CEDING COMPANY may terminate this Agreement immediately

                             Article XI -Insolvency
                                  (Continued)

     for new business. The CEDING COMPANY shall provide written notification of its intent, but no waiting period shall be required.

                                   Article XII

                                   Negotiation

A. Within ten (10) days after one of the parties has given the other the first written notification of a specific dispute, each party will appoint a designated officer to attempt to resolve the dispute. The officers will meet at a mutually agreeable location as early as possible and as often as necessary, in order to gather and furnish the other with all appropriate and relevant information concerning the dispute. The officers will discuss the problem and will negotiate in good faith without the necessity of any formal arbitration proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The designated officers will decide the specific format for such discussions.

B. If the officers cannot resolve the dispute within thirty (30) days of their first meeting, the parties will agree to submit the dispute to formal arbitration, in accordance with Article XIII. However, the parties may agree in writing to extend the negotiation period for an additional thirty
     (30) days.

                                  Article XIII
                                  Arbitration

A. It is the intention of the CEDING COMPANY and the REINSURER that the customs and practices of the insurance and reinsurance industry will be given full effect in the operation and interpretation of this Agreement. The parties agree to act in all things with the highest good faith. If after the negotiation required by Article XII, the REINSURER or the CEDING COMPANY cannot mutually resolve a dispute that arises out of or relates to this Agreement, the dispute will be decided through arbitration. The arbitrators will base their decision on the terms and conditions of this Agreement and, as necessary, on the customs and practices of the insurance and reinsurance industry rather than solely on a strict interpretation of the applicable law. There will be no appeal of their written decision, and any court having jurisdiction of the subject matter and the parties, may reduce that decision to judgement.

B. To initiate arbitration, either the REINSURER or the CEDING COMPANY will notify the other party in writing of its desire to arbitrate, stating the nature of its dispute and the remedy sought. The party to which the notice is sent will respond to the notification in writing within ten (10) days of its receipt.

C. There will be three arbitrators who will be current or former officers of life insurance companies other than the contracting companies or affiliates thereof. Each of the contracting companies will appoint one of the arbitrators and these two arbitrators will select the third. If either party refuses or neglects to appoint an arbitrator within thirty (30) days, the other party may appoint the second arbitrator. If the two arbitrators do not agree on a third arbitrator within thirty (30) days of their appointment, then the appointment of said arbitrator shall be left to the President of the American Arbitration Association. Once chosen, the arbitrators are empowered to decide all substantive and procedural issues by majority vote.

D. It is agreed that each of the three arbitrators should be impartial regarding the dispute and should resolve the dispute on the basis described in Section A of this Article.

E. The arbitration hearing will be held on the date fixed by the arbitrators in New York City. In no event will this date be later than three (3) months after the appointment of the third arbitrator. As soon as possible, the arbitrators will establish pre-arbitration procedures as warranted by the facts and issues of the particular case. At least ten (10) days prior to the arbitration hearing, each party will provide the other party and the arbitrators with a detailed statement of the facts and arguments they will present at the arbitration hearing. The arbitrators may consider any relevant evidence; they will give the evidence such weight as they deem it entitled to after consideration of any objections raised concerning it. Each party may examine any witnesses who testify at the arbitration hearing.

F. The cost of arbitration will be divided between the parties, unless the arbitrators decide otherwise.

                                   Article XIV

                          Right to Offset Balances Due

The CEDING COMPANY and the REINSURER shall have, and may exercise at any time, the right to offset any balance or balances due one party to the other, its successors or assignees, against balances due to the other party under this Agreement or under any other Agreements or Contracts previously or subsequently entered into between the CEDING COMPANY and the REINSURER. This right of offset shall not be affected or diminished because of the insolvency of either party to this Agreement.

                                   Article XV

                          Contract and Program Changes

A. The CEDING COMPANY may amend, substitute, add or delete variable investment funds to the investment options supporting the annuity contract as described in the contract general provisions. No such change shall be made by the CEDING COMPANY without prior notification to the REINSURER and without the prior approval of the Securities and Exchange Commission (SEC), if necessary. The CEDING COMPANY agrees to maintain at all times a satisfactory selection of core investment options with characteristics similar to those listed in Schedule B.

B. The CEDING COMPANY shall also give the REINSURER advance notice of any other changes to its annuity product design and/or death benefit design, its fees and charges, its distribution systems and/or methods, or the addition of any riders to any contract forms reinsured hereunder.

C. Should any such change as stated above result in a material change in the underlying risk, the REINSURER shall have the right to modify, for that product line only, any of the terms of this Agreement in order to restore the REINSURER to its original position.

D. The CEDING COMPANY agrees to provide the REINSURER with certain contractholder communications, described below, as though the REINSURER were a contractholder in the CEDING COMPANY's state of domicile.

     1.   Contract

     2.   Informational Mailings

     3.   Prospectuses

     4.   Prospectus Supplements

     5.   Annual Reports

                                   Article XVI

                                 Confidentiality

A. This Agreement incorporates, under Exhibit III, the confidentiality agreement previously agreed to between the parties on November 10, 1999. All matters with respect to this Agreement require the utmost good faith of both parties. Both the CEDING COMPANY and the REINSURER shall hold confidential and not disclose or make competitive use of any shared proprietary information unless otherwise agreed to in writing, or unless the information otherwise becomes publicly available, or the disclosure of which is required for retrocession purposes, or has been mandated by law, or is duly required by external auditors.

B. The REINSURER will treat all personal policyholder information received from the CEDING COMPANY as confidential information and will use good faith efforts to keep such information private and secure, in accordance with the CEDING COMPANY's commitment to its policyholders and in accordance with federal and state privacy laws. The CEDING COMPANY recognizes that the REINSURER may need to share certain information with auditors, regulators and retrocessionaires in the normal course of conducting business.

                                  Article XVII

                                  Miscellaneous

A. This Agreement shall constitute the entire Agreement between the parties with respect to business reinsured hereunder. There is no understanding between the parties other than as expressed in this Agreement and any change or modification of this Agreement shall be null and void unless made by Amendment to the Agreement and signed by both parties.

B. Any notice or communication given pursuant to this Reinsurance Agreement must be in writing and either 1) delivered personally, 2) sent by facsimile or other similar transmission to a number specified in writing by the recipient, 3) delivered by overnight express, or 4) sent by Registered or Certified Mail, Postage Prepaid, Return Receipt Requested, as follows:

     If to CEDING COMPANY:   Ameritas Variable Life Insurance Company
                             P. O. Box 82550
                             Lincoln, Nebraska 68501-2550
                             Attn: Thomas P. McArdle,
                                   Assistant Vice President & Associate Actuary

      If to the REINSURER:   AXA Corporate Solutions Life Reinsurance Company
                             17 State Street, 32nd Floor
                             New York, NY 10004
                             Attn: Julia Cornely, Assistant Vice President

     All notices and other communications required or permitted under this Reinsurance Agreement that are addressed as provided in this Section will
     1) if delivered personally or by overnight express, be deemed given upon delivery; 2) if delivered by facsimile transmission or other similar transmission, be deemed given when electronically confirmed, and 3) if sent by Registered or Certified mail, be deemed given when marked Postage Prepaid by the sender's terminal. Any party from time-to-time may change its address, but no such notice of change will be deemed to have been given until it is actually received by the party sought to be charged with the contents thereof.

C. This Agreement shall be binding to the parties and their respective successors and permitted assignees. This Agreement may not be assigned by either party without the written consent of the other.

D. This Agreement is an indemnity reinsurance agreement solely between the CEDING COMPANY and the REINSURER. The acceptance of reinsurance hereunder shall not create any right or legal relation whatever between the REINSURER and the annuitant, owner, beneficiary or any other party under any contracts of the CEDING COMPANY which may be reinsured hereunder; the CEDING COMPANY shall be and remain solely liable to such parties under such contracts reinsured hereunder.

E.   All financial transactions under this Agreement shall be made in U. S.
     dollars.

                                  Article XVIII

                                  Severability

If any provision of this Agreement is determined to be invalid or unenforceable, such determination will not affect or impair the validity or the enforceability of the remaining provisions of this Agreement.

                                   Article XIX

                                     DAC Tax
               Treasury Regulation Section 1.848-2(g)(8) Election

The CEDING COMPANY and the REINSURER hereby agree to the following pursuant to
Section 1.848-2(g)(8) of the Income Tax Regulations issued December 29, 1992, under Section 848 of the Internal Revenue Code 1986, as amended. This election shall be effective for 1993 and all subsequent taxable years for which this Agreement remains in effect.

A. The term "party" will refer to either the CEDING COMPANY or the REINSURER as appropriate.

B. The terms used in this Article are defined by reference to Treasury Regulations Section 1.848-2 in effect as of December 29, 1992.

C. The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deduction limitation of IRC Section 848(c)(1).

D. Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency. The parties also agree to exchange information, which may be otherwise required by the IRS.

E. The CEDING COMPANY will submit to the REINSURER by April 1st of each year, a schedule of its calculation of the net consideration for the preceding calendar year. This schedule will be accompanied by a statement signed by an officer of the CEDING COMPANY stating that the CEDING COMPANY will report such net consideration in its tax return for the preceding calendar year.

F. The REINSURER may contest such calculation by providing an alternate calculation to the CEDING COMPANY in writing within thirty (30) days of the REINSURER's receipt of the CEDING COMPANY's calculation. If the REINSURER does not notify the CEDING COMPANY, the REINSURER will report the net consideration as determined by the CEDING COMPANY in the REINSURER's tax return for the previous calendar year.

G. If the REINSURER contests the CEDING COMPANY's calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount within thirty (30) days of the date the REINSURER submits its alternate calculation. If the REINSURER and CEDING COMPANY reach agreement on an amount of net consideration, each party shall report such amount in their respective tax returns for the previous calendar year.

                                   Article XX

                              Duration of Agreement

A. This Agreement shall be unlimited as to its duration but may be reduced or terminated as provided in this Article, below.

B. This Agreement shall be open for new business for a minimum of two (2) years as measured from the Effective Date of this Agreement subject to a limit of the sum of [*] of total new considerations to the CEDING COMPANY under this Agreement and to the CEDING COMPANY's affiliate, Acacia National Life Insurance Company, under Agreement No. 2001-43, divided by the quota share percentage as described in Schedule A. Anytime on or after the second anniversary of this Agreement, and upon one hundred and eighty (180) days written notice, or anytime on or after attainment of the sum of total new considerations described in this Paragraph, either the CEDING COMPANY or the REINSURER may cancel this Agreement for new business unilaterally or amend the terms of reinsurance for new business by mutual agreement. The facility may be renewed thereafter, subject to mutually accepted terms.

C. The terms of this Agreement may be altered due to the actual insolvency (either party is in the liquidation process) of the REINSURER or the CEDING COMPANY.

                                   Article XXI

                             Execution of Agreement

This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same instrument. Each counterpart may consist of a number of copies hereof signed by less than both, but together signed by both of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their duly authorized representatives as of January 1, 2001.


AMERITAS VARIABLE LIFE INSURANCE COMPANY

By:     /s/  Thomas J. McArdle VP                         Date: 8/21/01
        -----------------------------------------------

Attest: /s/  Marty L. Johnson, VP
        -----------------------------------------------

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:     /s/  Michael W. Pado                              Date: 19 July 2001
        -----------------------------------------------
             Michael W. Pado, President

By:     /s/  Betsy A. Barnes, AVP
        -----------------------------------------------
             Betsy A. Barnes, Assistant Vice President

Attest: /s/  Julia Cornely
        -----------------------------------------------
             Julie Cornely, Assistant Vice President

                                   Schedule A

                              Plans of Reinsurance

A.       Quota Share Percentage: 100%

B.       Issue Dates:

           New Policies issued on or after January 1, 2001

C.       GMDB Reinsured:

          Optional Enhanced GMDB Benefit 1 for ages 0 - 70: Maximum Anniversary Value (Annual Step-Up) to attained age 80; GMDB frozen thereafter.

          Note: Withdrawals reduce the death benefit proportionately.

          Spousal Continuance
          -------------------
          Provided that the CEDING COMPANY can individually identify Spousal Continuances, as shown in Schedule C, the REINSURER will cover Spousal Continuances under this Agreement and will treat them as new issues to the extent that, at time of continuance, the attained age of the surviving spouse satisfies the issue age restrictions and benefit limitations under the Related Contracts covered by this Agreement.

D. Related Contracts:
    ----------------------------------------------------------------------------
     Form No.            Description                        Effective Date
    ----------------------------------------------------------------------------
         4888        Medley Unbundled Variable Annuity      January 1, 2001
    ----------------------------------------------------------------------------
    GMDB 4902        o  Optional Enhanced GMDB Benefit 1    January 1, 2001
    ----------------------------------------------------------------------------

E. Retention:

     The CEDING COMPANY shall be liable for claims associated with the excess of Net Considerations over Account Value upon death of the policyholder.

     Note: Net considerations is defined as total deposits less a dollar-for-dollar reduction for any withdrawals.

                                   Schedule B

                                Investment Funds
--------------------------------------------------------------------------------
               Funds                             Status Changes
--------------------------------------------------------------------------------
  ALGER
     American Balanced
     American Leveraged AllCap
--------------------------------------------------------------------------------
  AMERICAN CENTURY
     VP Income & Growth
--------------------------------------------------------------------------------
  AMERITAS PORTFOLIOS
     Growth (Fred Alger)
     Income & Growth (Fred Alger)
     MidCap Growth (Fred Alger)
     Small Capitalization (Fred Alger)
     Micro Cap (Babson)
     Money Market (Calvert)
     Emerging Growth (MFS Co.)
     Growth with Income (MFS Co.)
     Research (MFS Co.)
     Select (Oakmark)
     Index 500 (State Street)
--------------------------------------------------------------------------------
  CALVERT SOCIAL
     Social Balanced
     Social International Equity
     Social Mid Cap Growth
     Social Small Cap Growth
--------------------------------------------------------------------------------
  FIDELITY -- SERVICE CLASS 2
     VIP Asset Manager
     VIP Asset Manager: Growth
     VIP Contrafund
     VIP Equity-Income
     VIP Growth
     VIP High Income
     VIP Investment Grade Bond
     VIP Overseas
--------------------------------------------------------------------------------
  INVESCO FUNDS
     VIF Dynamics
--------------------------------------------------------------------------------
  MFS
     Global Governments
     New Discovery
     Utilities
--------------------------------------------------------------------------------
  MORGAN STANLEY
     Emerging Markets Equity
     Global Equity
     International Magnum
     U.S. Real Estate
--------------------------------------------------------------------------------
  SALOMON BROTHERS
     Variable Capital
--------------------------------------------------------------------------------

                                   Schedule B

                                Investment Funds
--------------------------------------------------------------------------------
               Funds                             Status Changes
--------------------------------------------------------------------------------
  SUMMIT PINACLE SERIES
     Nasdaq-100 Index
     Russell 2000 Small Cap Index
     S & P Mid Cap 400 Index
--------------------------------------------------------------------------------
  THIRD AVENUE
     Third Avenue Value
--------------------------------------------------------------------------------

                                   Schedule C

                     Required Data and Suggested Data Layout

Field Description                              Comments

Annuitant's ID:                                Last Name
                                               First Name
                                               Middle Name
Sex                                            M or F
Date of Birth                                  YYYYMMDD
Social Security No. / Social Insurance No.

Joint Annuitant's ID:                          Last Name If Applicable
                                               First Name
                                               Middle Name
Sex                                            M or F
Date of Birth                                  YYYYMMDD
Social Security No. / Social Insurance No.


Owner's ID:                                    Last Name
                                               First Name
                                               Middle Name
Sex                                            M or F
Date of Birth                                  YYYYMMDD
Social Security No. / Social Insurance No.

Joint Owner's ID:                              Last Name If Applicable
                                               First Name
                                               Middle Name
Sex                                            M or F
Date of Birth                                  YYYYMMDD
Social Security No. / Social Insurance No.


Policy Number
Policy Issue Date                              YYYYMMDD
Policy Issue Status                            NI = True New Issue, SC = Spousal
                                               Continuance, EX = 1035 Exchange
Tax Status                                     Qualified(Q),or Non-qualified (N)

                                   Schedule C
                    Required Data and Suggested Data Layout
                                  (continued)

Field Description                                   Comments

GMDB/EEB SECTION (if applicable)
---------------------------------
Mortality Risk Definition Indicator                 AV  = VNAR; CV = VNAR + SCNAR
Death Claim Trigger                                 A = Annuitant, O = Owner, 1 = 1st to die, 2 = 2nd to die
                                                    (e.g., A2 = payable upon death of sencond of joint annuitants)
Curent Ratchet Value                                If Applicable
Current Reset Value                                 If Applicable
Current Rollup Value                                If Applicable
Current Return of Premium Value                     If Applicable

Minimum Guaranteed Death Benefit
Contract Death Benefit                              Greater of Account Value and Minimum Guaranteed Death Benefit
Mortality Risk               VNAR                   Max [Contractual Death Benefit - Max (Net Considerations,
                                                    Account Value), 0]
                            SCNAR                   Surrender Charge, if applicable
                           EEMNAR                   T%(AV less Net Purchase Payments Gain), if applicable
Gain Cap                                            If Applicable

GMIB SECTION (if applicable)
GMIB Indicator                                      Y = benefit elected, N = benefit not elected, NA = not applicable
Income Benefit Elected                              01 = option 1, 02 = option 2, etc.
Expiration of Waiting Period                        YYYYMMDD
GMIB Annuitization Date                             YYYYMMDD - actual date
Most Recent GMIB Step-up / Reset Date               YYYYMMDD, if applicable
Cancellation Date                                   YYYYMMDD, if applicable
Pricing Cohort Indicator
IBB Amount
GMIB IBNAR Amount                                   Calculated using an individual life annuity form with 10 years certain
Treasury Rate                                       Used in IBNAR calculation

GMAB SECTION (if applicable)
GMAB Indicator                                      Y = benefit elected, N = benefit not elected, NA = not applicable
Accumulation Benefit Elected                        01 = option 1, 02 = option 2, etc.
Maturity Date                                       YYYYMMDD
Most Recent GMAB Step-up / Rollover Date            YYYYMMDD, if applicable
Cancellation Date                                   YYYYMMDD, if applicable
Pricing Cohort Indicator
GMAB Guaranteed Value                               Current Value
GMAB NAR                                            Max [(GMAB Guaranteed Value - Account Value),0]

Account Value                                       Current total value
Surrender Charge                                    If reinsured
Cumulative Deposits                                 Total premiums
Cumulative Withdrawals                              Total withdrawals
Net Purchase Payments                               Total premiums less total withdrawals (proportional adjustment)
Deposits made in quarter of death                   dollar value
Quota Share reinsured                               percentage

                                   Schedule C
                    Required Data and Suggested Data Layout
                                  (continued)

Field Description                                   Comments

Funding Vehicle Values:
     "MorningStar" designations (US)
Aggressive Growth
Balanced
Corporate Bond
Government Bond
Growth
Growth and Income
High Yield Bond
International Bond
International Stock
Money Market
Specialty Fund

Fixed Account
Dollar Cost Averaging

Note: total of funding vehicles should equal account value.

Termination Information:
------------------------
Termination Date                     YYYYMMDD, If applicable
Reason for Termination               Death (D), Annuitization (A), 1035 Exchange
                                     (X), GMIB Election (I), Other (O).
Cause of Death                       If applicable.  Use your Cause of Death
                                     code, and provide translation

Summary Information:
--------------------                 For reconciliation purposes (may be paper
                                     summary)
Total number of records              Monthly aggregate information by GMIB
                                     Design, GMAB Design, and Pricing Cohort
                                     (if applicable)
Total of each dollar field           Monthly aggregate information by GMIB
                                     Design, GMAB Design, and Pricing Cohort
                                     (if applicable)
Note:  All values to nearest dollar

                                    Exhibit I

                                 Reinsurance Premiums
--------------------------------------------------------------------------------
 GMDB Rider Design    Issue Ages      Current Reinsurance    Guaranteed Maximum
                                           Premiums*
--------------------------------------------------------------------------------
  Annual Step-Up        0 -- 70              Flat                   Max
                                             [*]                    [*]
--------------------------------------------------------------------------------

*The current premium rate shall be in effect for a minimum of [*] years from the Effective Date of this Reinsurance Agreement. Thereafter, it may be increased based on expected experience but not beyond the stated guaranteed maximum rate shown.

                                   Exhibit II

                             Benefit Limitation Rule

Trapezoidal Rule
Average Aggregate Account Value inforce in calendar year Z equals:
AV(Jan,B)
----------   +
    24

AV(Feb,B) + AV(Mar,B) + AV(Apr,B) + AV(May,B)
---------------------------------------------  +
                      12

AV(Jun,B)+ AV(Ju1,B)+ AV(Aug,B)+ AV(Sep,B)
---------------------------------------------  +
                      12

AV(Oct,B)+ AV(Nov,B)+ AV(Dec,B)
-------------------------------   +
               12

AV (Dec.E)
----------
    24

where AV(Month,B) is equal to the beginning of month aggregate account value of the Related Contracts listed in Schedule A and AV(Month,E) is equal to the end of month aggregate account value of the Related Contracts listed in Schedule A.

For partial calendar years AV(Month,B) for months prior to the Effective Date of this Reinsurance Agreement or for months subsequent to the termination of all business hereunder, should be set equal to zero.

Note: The Account Value represents the sum of such values under this Agreement and Agreement No. 2001-43 between the REINSURER and the CEDING COMPANY's affiliate, Acacia National Life Insurance Company.

                                   Exhibit III

                  Confidentiality and Non-Disclosure Agreement

                  CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT

This Confidentiality and Non-Disclosure Agreement ("Agreement') is made as of 10 November, 1999 by and between AXA Re Life Insurance Company ("AXA Re"), a life insurance company organized and existing under the laws of the State of Delaware, and Ameritas Life Insurance Corporation ("Company"), a corporation organized and existing under the laws of the State of Nebraska.

WHEREAS, the parties hereto intend to disclose, both orally and in writing, certain confidential and proprietary information ("Confidential Information") to each other, and to the designated Affiliates and representatives of each other (including any consultants, third party contractors, actuaries, economists, or their employers), in furtherance of evaluating the possibility of entering into a reinsurance program between AXA Re and the Company covering various guaranteed benefits within new and/or inforce variable annuity and/or variable life contracts that incorporate Company Confidential Information; and

WHEREAS, the parties wish to protect certain Confidential Information which may be disclosed between them, particularly regarding AXA Re's program for reinsuring variable annuity contracts.

NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto acknowledge and agree that the Confidential Information disclosed hereunder is confidential, proprietary and trade secret to the disclosing party and is disclosed to the receiving party on a confidential basis under this Agreement, to be used only as expressly permitted by the terms and conditions of this Agreement. Title to the Confidential Information will remain at all times in the disclosing party and no transfer of any interest is either expressly granted or implied.

CONFIDENTIAL INFORMATION

As used in this Agreement, the term "Confidential Information" includes but is not limited to the following items, whether existing now or created in the future: (a) all knowledge or information concerning the business, operations and assets of the parties hereto and their respective Subsidiaries and Affiliates which is not readily available to the public, such as: internal operating procedures; investment strategies; sales data and customer lists; financial plans, projections and reports; and insurance and investment company programs, plans and products; (b) all property owned, licensed and/or developed by or for the parties, their Subsidiaries or Affiliates or their respective clients and not readily available to the public, such as computer systems, programs, software and devices, plus information about the design, methodology and documentation therefore (c) information, materials, products or any other tangible or intangible assets in the possession or the control of the parties or their Subsidiaries or Affiliates which is proprietary to, or confidential to or about, any other person or entity; (d) proprietary or confidential information obtained from persons or entities conducting business with the parties or their Subsidiaries or Affiliates in any capacity; and (e) records and repositories of all of the foregoing, in whatever form maintained. This shall not limit the generality of the foregoing: (a) Confidential Information of AXA Re shall include, without limitation, all information with respect to AXA Re's program for reinsuring variable annuities and/or variable life insurance, any actuarial, pricing and financial information provided by AXA Re or its Affiliated companies to the Company, and all information conveyed orally or by any other means by AXA Re or its Affiliated companies to the Company, with respect to reinsurance of variable annuities and/or variable life insurance; and
(b) Confidential Information of the Company shall include, without limitation, all information with respect to its variable annuity and/or variable life contract, any actuarial, pricing and financial information provided by the Company or its Affiliated companies to AXA Re, the Company annuity pricing model, and all information conveyed orally or by any other means by the Company or its Affiliated companies to AXA Re, with respect to Company variable annuity and/or variable life insurance programs.

Failure to mark any material or information "Confidential" shall not affect the confidential nature thereof.

The restrictions against disclosing and disseminating the Confidential Information shall not apply to:

     i. general skills and experience gained by employees of either party, their Subsidiaries or their Affiliates; or
     ii. information known by the receiving party prior to disclosure under this Agreement; or
     iii. information disclosed to the receiving party by a third party who was not under an obligation of confidentiality to the disclosing party; or
     iv. information which is publicly available or generally known within the insurance or data processing industries; or
     v. information which is independently developed by the receiving party prior to, concurrent with or subsequent to the disclosing party's disclosure without any wrongful act or breach of this Agreement by the receiving party; or
     vi. information which becomes available to one party, its Subsidiaries, its Affiliates or its representatives on a non-confidential basis from sources other than the other party or its Subsidiaries, Affiliates or representatives, provided that the recipient of such information does not know or have reason to know that such sources are prohibited by contractual, legal or fiduciary obligation from transmitting the information.

The foregoing notwithstanding, nothing in this Agreement shall be construed to prohibit the disclosure of Confidential Information in accordance with the terms of a court order. In the event one of the parties, or their representatives becomes legally compelled to disclose the Confidential Information of the other, the party being compelled shall refrain from providing such Confidential Information for seven days (or such shorter period as permitted by court order), and shall provide prompt and reasonable notice to the other party, so that the other party may seek a protective order, an appeal, or other appropriate remedy. If any party having been advised in writing of the requirement to disclose Confidential Information, fails within five days of receiving such notice to obtain a restraining order preventing such disclosure, they will be assumed to have waived their rights to prevent such disclosure under this Agreement. The disclosing party may rely on opinion of counsel as to whether information is or is not subject to disclosure under the court order.

BREACH

The parties hereto recognize that the unauthorized disclosure, duplication, reproduction or use of the Confidential Information would cause irreparable harm to the disclosing party and that monetary damages will be inadequate to compensate the disclosing party for such breach. For that reason, the parties hereto shall be entitled to seek, in any court of competent jurisdiction, injunctive relief including a preliminary injunction and an order of seizure and impoundment under Section 503 of the Copyright Act and the receiving party will not object to the entry of an injunction or other equitable relief against it on the basis of an adequate remedy at law or other reason. Such relief shall be cumulative and in addition to whatever other remedies the disclosing party may have.

MISCELLANEOUS

(a) No waiver of any provision of this Agreement shall be effective unless contained in a writing executed by the party against whom enforcement thereof is sought. A waiver of any specific term hereof shall not be deemed to constitute a waiver of any other term hereof, nor shall a waiver on any one or more occasions be deemed to imply or constitute a waiver of the same of any other term on any other occasion.

(b) If any part of this Agreement shall be held to be void or unenforceable, such part shall be treated as severable, leaving valid the remainder of the Agreement.

(c) Anything in this Agreement to the contrary notwithstanding, nothing herein shall be construed as a commitment by either party to enter into a Reinsurance Agreement or to engage in anything beyond having initial discussions and exchanging information which may lead to a formal request for a reinsurance proposal and subsequent preparation thereof.

(d) Each of the parties shall cause its respective Subsidiaries and Affiliates to abide by the terms of this Agreement, and in the event of a violation of this Agreement by their respective Subsidiaries or Affiliates, shall be liable hereunder to the same extent as if, themselves, had committed such violation.

(e)  For purposes of this Agreement:

     (i) "Affiliate" shall mean a person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with another person or beneficially owns or has the power to vote or direct the vote of twenty-five percent (25%) or more of any class of voting stock (or of any form of voting equity interest in the case of a person that is not a corporation) of such other person. For purposes of this definition, "control", including the terms "controlling" and "controlled", means the power to direct or cause the direction of the management and policies of a person, directly or indirectly, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

     (ii) "Subsidiary" of a person means any person with respect to whom such specified person, directly or indirectly, beneficially owns fifty percent (50%) or more of the equity interests in, or holds the voting control of fifty percent (50%) to more of the equity interests in, such person.

(f) Upon the written request of AXA Re at any time, the Company will return to AXA Re all AXA Re Confidential Information, provided that if AXA Re enters into a reinsurance agreement with the Company, that the Company shall be entitled to retain AXA Re Confidential Information required by the Company in order to fulfill its obligations under the reinsurance agreement (but that any such Confidential Information shall not be used for any other purpose).

(g) Upon the written request of the Company at any time, AXA Re will return to the Company all Company Confidential Information, provided that if AXA Re enters into a reinsurance agreement with the Company, that AXA Re shall be entitled to retain Company Confidential Information required by AXA Re in order to fulfill its obligations under the reinsurance agreement (but that any such Confidential Information shall not be used for any other purpose).

(h) Nothing in this agreement shall prevent the Company and AXA Re from developing reinsurance products, or limit their respective rights to develop reinsurance products, provided the Company does not use AXA Re Confidential Information and AXA Re does not use Company Confidential Information in connection with the development of such products.

COMMENCEMENT AND TERMINATION OF AGREEMENT

This Agreement is effective upon the date first written above. The obligations of each party set out in the preceding paragraphs above shall survive the termination of the Agreement.

Notwithstanding anything in this Agreement to the contrary, each party agrees that any agreement executed between them as a result of these discussions shall incorporate the confidentiality provisions contained herein, and this Agreement shall be deemed to continue in full force and effect during all terms of such subsequent agreement.

GENERAL PROVISIONS

This Agreement shall be governed by and construed, and the legal relations between the parties shall be determined, in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of laws. This Agreement supersedes all prior understandings and negotiations, oral and written, and constitutes the entire understanding between the parties on this subject. This Agreement and any of the rights or obligations hereunder are not assignable by either party without the other party's prior written permission. No waiver, modification, or amendment to the Agreement shall be binding upon the parties unless it is in writing signed by an Authorized Representative of the party against whom enforcement is sought

IN WITNESS THEREOF, the parties by their duly Authorized Representatives have caused this Agreement to be executed as of the date first written above.

AXA RE LIFE INSURANCE COMPANY            AMERITAS LIFE INSURANCE CORPORATION

By: /s/ Ari Lindner                      By: /s/ Ronald Kuehn
    -------------------------                -------------------------------
        Ari Lindner                              Ronald Kuehn
Title:  Vice President                   Title:  AVP and Associate Actuary
Date:   10 November, 1999                Date:   23 November, 1999